Exhibit 99.2

INDEPENDENT BANK CORPORATION AND SUBSIDIARIES
Supplemental Data

Non-performing assets (1)

	December 31,
	2015	2014
	(Dollars in thousands)
Non-accrual loans	$10,607	$15,231
Loans 90 days or more past due and still accruing interest	116	7
Total non-performing loans	10,723	15,238
Other real estate and repossessed assets	7,150	6,454
Total non-performing assets	$17,873	$21,692

As a percent of Portfolio Loans
Non-performing loans	0.71%	1.08%
Allowance for loan losses	1.49	1.84
Non-performing assets to total assets	0.74	0.96
Allowance for loan losses as a percent of non-performing loans	210.48	170.56

(1)	Excludes loans classified as "trouble debt restructured" that are not past due and vehicle service contract counterparty receivables, net.

Troubled debt restructurings ("TDR")

	December 31, 2015
	Commercial	Retail		Total
	(In thousands)
Performing TDR's	$13,318	$68,194		$81,512
Non-performing TDR's(1)	3,041	3,777	(2)	6,818
Total	$16,359	$71,971		$88,330

	December 31, 2014
	Commercial	Retail		Total
	(In thousands)
Performing TDR's	$29,475	$73,496		$102,971
Non-performing TDR's(1)	1,978	5,225	(2)	7,203
Total	$31,453	$78,721		$110,174

(1)	Included in non-performing assets table above.
(2)	Also includes loans on non-accrual at the time of modification until six payments are received on a timely basis.

Allowance for loan losses

	Twelve months ended December 31,
	2015		2014
	Loans	Unfunded Commitments	Loans	Unfunded Commitments
	(Dollars in thousands)
Balance at beginning of period	$25,990	$539	$32,325	$508
Additions (deductions)
Provision for loan losses	(2,714)	-	(3,136)	-
Recoveries credited to allowance	5,022	-	7,420	-
Loans charged against the allowance	(5,728)	-	(10,619)	-
Additions (deductions) included in non-interest expense	-	113	-	31
Balance at end of period	$22,570	$652	$25,990	$539

Net loans charged against the allowance to average Portfolio Loans (annualized)	0.05%		0.23%

Capitalization

	December 31,
	2015	2014
	(In thousands)
Subordinated debentures	$35,569	$35,569
Amount not qualifying as regulatory capital	(1,069)	(1,069)
Amount qualifying as regulatory capital	34,500	34,500
Shareholders’ equity
Common stock	339,462	352,462
Accumulated deficit	(82,334)	(96,455)
Accumulated other comprehensive loss	(6,036)	(5,636)
Total shareholders’ equity	251,092	250,371
Total capitalization	$285,592	$284,871

Non-Interest Income

	Three months ended			Twelve months ended
	December 31,	September 30,	December 31,	December 31,
	2015	2015	2014	2015	2014
	(In thousands)
Service charges on deposit accounts	$3,128	$3,294	$3,280	$12,389	$13,446
Interchange income	1,930	2,169	2,172	8,481	8,164
Net gains (losses) on assets
Mortgage loans	1,713	1,812	1,489	7,448	5,628
Securities	(77)	45	(5)	20	329
Other than temporary impairment loss on securities
Total impairment loss	-	-	-	-	(9)
Loss recognized in other comprehensive income (loss)	-	-	-	-	-
Net impairment loss recognized in earnings	-	-	-	-	(9)
Mortgage loan servicing	1,275	(556)	(598)	1,751	791
Investment and insurance commissions	447	447	509	1,827	1,814
Bank owned life insurance	303	304	350	1,282	1,371
Title insurance fees	282	281	261	1,156	995
Net gain on branch sale	-	1,193	-	1,193	-
Gain on extinguishment of debt	-	-	500	-	500
Other	1,061	1,130	1,243	4,583	5,746
Total non-interest income	$10,062	$10,119	$9,201	$40,130	$38,775

Capitalized Mortgage Loan Servicing Rights

	Three months ended December 31,		Tweleve months ended December 31,
	2015	2014	2015	2014
	(In thousands)
Balance at beginning of period	$11,630	$13,180	$12,106	$13,710
Originated servicing rights capitalized	569	570	2,697	1,823
Amortization	(609)	(682)	(2,868)	(2,509)
Change in valuation allowance	846	(962)	501	(918)
Balance at end of period	$12,436	$12,106	$12,436	$12,106

Valuation allowance at end of period	$3,272	$3,773	$3,272	$3,773

Mortgage Loan Activity

	Three months ended			Twelve months ended
	December 31,	September 30,	December 31,	December 31,
	2015	2015	2014	2015	2014
	(Dollars in thousands)
Mortgage loans originated	$75,874	$79,648	$78,322	$336,618	$265,494
Mortgage loans sold	59,537	71,063	67,490	281,494	223,580
Mortgage loans sold with servicing rights released	583	872	10,029	4,897	37,476
Net gains on the sale of mortgage loans	1,713	1,812	1,489	7,448	5,628
Net gains as a percent of mortgage loans sold ("Loan Sales Margin")	2.88%	2.55%	2.21%	2.65%	2.52%
Fair value adjustments included in the Loan Sales Margin	(0.03)	(0.05)	(0.18)	0.16	0.01

Non-Interest Expense

	Three months ended			Twelve months ended
	December 31,	September 30,	December 31,	December 31,
	2015	2015	2014	2015	2014
	(In thousands)
Compensation	$8,466	$8,419	$8,512	$33,346	$33,833
Performance-based compensation	2,128	1,572	1,806	6,732	5,154
Payroll taxes and employee benefits	1,987	2,038	2,129	8,108	8,234
Compensation and employee benefits	12,581	12,029	12,447	48,186	47,221
Occupancy, net	1,970	1,940	2,197	8,369	8,912
Data processing	1,986	2,001	1,879	7,944	7,532
Furniture, fixtures and equipment	977	998	1,010	3,892	4,137
Loan and collection	671	816	1,109	3,609	5,392
Communications	773	754	714	2,957	2,926
Advertising	783	406	646	2,121	2,193
Legal and professional fees	661	519	589	2,013	1,969
FDIC deposit insurance	322	350	332	1,366	1,567
Interchange expense	266	279	179	1,125	1,291
Supplies	190	190	247	809	993
Credit card and bank service fees	195	197	212	797	946
Amortization of intangible assets	87	86	134	347	536
Vehicle service contract counterparty contingencies	30	30	30	119	199
Cost related to unfunded lending commitments	67	26	4	113	31
Provision for loss reimbursement on sold loans	-	(35)	-	(59)	(466)
Net (gains) losses on other real estate and repossessed assets	(7)	5	(90)	(180)	(500)
Other	1,289	1,288	1,268	4,922	5,072
Total non-interest expense	$22,841	$21,879	$22,907	$88,450	$89,951

Average Balances and Tax Equivalent Rates

	Three Months Ended December 31,
	2015			2014
	Average Balance	Interest	Rate (3)	Average Balance	Interest	Rate (3)
	(Dollars in thousands)
Assets (1)
Taxable loans	$1,489,086	$18,034	4.82%	$1,401,597	$17,597	5.00%
Tax-exempt loans (2)	3,601	57	6.28	4,478	71	6.29
Taxable securities	561,216	2,277	1.62	490,525	1,718	1.39
Tax-exempt securities (2)	37,745	367	3.89	36,361	242	2.64
Interest bearing cash and repurchase agreement	71,585	81	0.45	74,551	63	0.34
Other investments	15,391	197	5.08	22,766	261	4.55
Interest Earning Assets	2,178,624	21,013	3.84	2,030,278	19,952	3.91
Cash and due from banks	44,884			45,444
Other assets, net	161,951			174,349
Total Assets	$2,385,459			$2,250,071

Liabilities
Savings and interest- bearing checking	$988,234	264	0.11	$947,995	265	0.11
Time deposits	424,020	784	0.73	389,855	913	0.93
Other borrowings	47,583	465	3.88	62,787	612	3.87
Interest Bearing Liabilities	1,459,837	1,513	0.41	1,400,637	1,790	0.51
Non-interest bearing deposits	648,924			571,128
Other liabilities	25,575			28,259
Shareholders’ equity	251,123			250,047
Total liabilities and shareholders’ equity	$2,385,459			$2,250,071

Net Interest Income		$19,500			$18,162

Net Interest Income as a Percent of Average Interest Earning Assets			3.56%			3.56%

(1)	All domestic.
(2)	Interest on tax-exempt loans and securities is presented on a fully tax equivalent basis assuming a marginal tax rate of 35%
(3)	Annualized

Average Balances and Tax Equivalent Rates

	Twelve Months Ended December 31,
	2015			2014
	Average Balance	Interest	Rate	Average Balance	Interest	Rate
	(Dollars in thousands)
Assets (1)
Taxable loans	$1,457,508	$70,770	4.86%	$1,383,883	$71,621	5.18%
Tax-exempt loans (2)	3,972	246	6.19	4,889	310	6.34
Taxable securities	529,571	7,805	1.47	475,917	6,341	1.33
Tax-exempt securities (2)	34,039	1,388	4.08	40,200	1,510	3.76
Interest bearing cash and repurchase agreement	66,595	275	0.41	84,244	282	0.33
Other investments	17,171	925	5.39	23,252	1,118	4.81
Interest Earning Assets	2,108,856	81,409	3.86	2,012,385	81,182	4.03
Cash and due from banks	44,842			45,213
Other assets, net	166,363			182,099
Total Assets	$2,320,061			$2,239,697

Liabilities
Savings and interest- bearing checking	$988,504	1,056	0.11	$951,745	1,064	0.11
Time deposits	386,035	2,953	0.76	413,729	3,903	0.94
Other borrowings	47,842	1,847	3.86	60,225	2,332	3.87
Interest Bearing Liabilities	1,422,381	5,856	0.41	1,425,699	7,299	0.51
Non-interest bearing deposits	619,206			540,107
Other liabilities	24,840			31,247
Shareholders’ equity	253,634			242,644
Total liabilities and shareholders’ equity	$2,320,061			$2,239,697

Net Interest Income		$75,553			$73,883

Net Interest Income as a Percent of Average Interest Earning Assets			3.58%			3.67%

(1)	All domestic.
(2)	Interest on tax-exempt loans and securities is presented on a fully tax equivalent basis assuming a marginal tax rate of 35%

Commercial Loan Portfolio Analysis as of December 31, 2015

	Total Commercial Loans
		Watch Credits			Percent of Loan
Loan Category	All Loans	Performing	Non- performing	Total	Category in Watch Credit
	(Dollars in thousands)
Land	$10,113	$1,517	$246	$1,763	17.4%
Land Development	9,567	1,645	203	1,848	19.3
Construction	24,705	18	-	18	0.1
Income Producing	305,513	8,259	1,027	9,286	3.0
Owner Occupied	215,674	9,358	86	9,444	4.4
Total Commercial Real Estate Loans	$565,572	$20,797	1,562	$22,359	4.0

Other Commercial Loans	$182,826	$16,659	2,010	$18,669	10.2
Total non-performing commercial loans			$3,572